Exhibit 10.2

U.S.

ShouTi Inc.

2019 Equity Incentive Plan

Adopted by the Board of Directors: April 18, 2019

Approved by the Shareholders: April 18, 2019

Termination Date: April 17, 2029

1.             General.

(a)            Eligible Share Award Recipients. Employees, Directors and Consultants are eligible to receive Share Awards.

(b)            Available Share Awards. The Plan provides for the grant of the following types of Share Awards: (i) Options, (ii) Share Appreciation Rights, (iii) Restricted Share Awards, (iv) Restricted Share Unit Awards, and (v) Other Share Awards.

(c)            Purpose. The Plan, through the granting of Share Awards, is intended to help the Company and its Affiliates to secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide means by which the eligible recipients may benefit from increases in value of the Ordinary Shares.

2.             Administration.

(a)            Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)            Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)             To determine from time to time (A) who will be granted Share Awards; (B) when and how each Share Award will be granted; (C) what type of Share Award will be granted; (D) the provisions of each Share Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Ordinary Shares under the Share Award; (E) the number of Ordinary Shares subject to a Share Award; and (F) the Fair Market Value applicable to a Share Award.

(ii)            To construe and interpret the Plan and Share Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Share Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Share Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Share Award fully effective.

(iii)           To settle all controversies regarding the Plan and Share Awards granted under it.

(iv)            To accelerate, in whole or in part, the time at which a Share Award may be exercised or vest (or at which cash or Ordinary Shares may be issued).

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(v)             To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or a Share Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under his or her then-outstanding Share Award without his or her written consent except as provided in subsection (viii) below.

(vi)            To amend the Plan in any respect the Board deems necessary or advisable, subject to the limitations, if any, of applicable law. However, if required by applicable law, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek shareholder approval of any amendment of the Plan that (A) materially increases the number of Ordinary Shares available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Share Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which Ordinary Shares may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Share Awards available for issuance under the Plan. Except as provided in the Plan (including subsection (viii) below) or a Share Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Share Award unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii)          To submit any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding Incentive Share Options.

(viii)         To approve forms of Share Award Agreements for use under the Plan and to amend the terms of any one or more Share Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Share Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Share Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Share Awards without the affected Participant’s consent (A) to maintain the tax qualified status of the Share Award (B) to clarify the manner of exemption from, or to bring the Share Award into compliance with, Section 409A or Section 457A of the Code; or (C) to comply with other applicable laws.

(ix)           Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Share Awards.

(x)             To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for any executive officer of the Company to make immaterial modifications to the Plan or any Share Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction). Without limiting the generality of the foregoing, the Board specifically is authorized to adopt rules, procedures and subplans, regarding, without limitation, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, which may vary according to local requirements.

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(xi)           To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Share Award; (B) the cancellation of any outstanding Share Award and the grant in substitution therefor of a new (1) Option, (2) Share Appreciation Right, (3) Restricted Share Award, (4) Restricted Share Unit Award, (5) Other Share Award, (6) cash and/or (7) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of Ordinary Shares as the cancelled Share Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)            Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(d)            Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Share Awards) and, to the extent permitted by applicable law, the terms of such Share Awards, and (ii) determine the number of Ordinary Shares to be subject to such Share Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of Ordinary Shares that may be subject to the Share Awards granted by such Officer and that such Officer may not grant a Share Award to himself or herself. Any such Share Awards will be granted on substantially the form of Share Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(s) below.

(e)            Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.             Shares Subject to the Plan.

(a)            Share Reserve.

(i)             Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of Ordinary Shares that may be issued pursuant to Share Awards from and after the Effective Date will not exceed 1,350,000 Ordinary Shares (the “Share Reserve”). For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of Ordinary Shares that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Share Awards except as provided in Section 6(a).

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(b)            Reversion of Shares to the Share Reserve. If a Share Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Share Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than share), such expiration, termination or settlement will not reduce (or otherwise offset) the number of Ordinary Shares that may be available for issuance under the Plan. If any Ordinary Shares issued pursuant to a Share Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Share Award or as consideration for the exercise or purchase price of a Share Award will again become available for issuance under the Plan.

(c)            Source of Shares. The shares issuable under the Plan will be authorized but unissued or reacquired Ordinary Shares, including shares repurchased by the Company on the open market or otherwise.

4.             Eligibility.

(a)            Eligibility for Specific Share Awards. Share Awards may be granted to Employees, Directors and Consultants.

(b)            Consultants. A Consultant will not be eligible for the grant of a Share Award if, at the time of grant, either the offer or sale of the Company’s securities to such Consultant is not exempt under Rule 701 because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act, as applicable, as well as comply with the securities laws of all other relevant jurisdictions.

5.             Provisions Relating to Options and Share Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. The provisions of separate Options or SARs need not be identical; provided, however, that each Share Award Agreement for Options or SARs will conform to (through incorporation of provisions hereof by reference in the applicable Share Award Agreement or otherwise) the substance of each of the following provisions:

(a)            Term. No Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Share Award Agreement.

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(b)            Exercise Price. The exercise or strike price of each Option or SAR granted to a US Participant will be not less than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares subject to the Option or SAR on the date the Share Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares subject to the Share Award to a US Participant if such Share Award is granted pursuant to an assumption of or substitution for another option or share appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and other applicable law. Each SAR will be denominated in Ordinary Share equivalents. The exercise or strike price of each Option or SAR granted to a Participant that is not a U.S. Participant shall be determined by the Board and shall comply with applicable laws. In addition, no Option or SAR may be granted with an exercise or strike price lower than the par value of the Ordinary Shares, if any.

(c)            Purchase Price for Options. The purchase price of Ordinary Shares acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. Any Ordinary Shares that are not fully paid will be subject to the forfeiture provisions in the Company’s memorandum and articles of association (as amended from time to time). The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)             by cash, check, bank draft or money order payable to the Company;

(ii)            pursuant to a program (developed under Regulation T as promulgated by the U.S. Federal Reserve Board or similar regulations in other applicable jurisdictions, if required for compliance with the laws of the relevant jurisdiction) that, prior to the issuance of the Ordinary Shares subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)           by delivery to the Company (either by actual delivery or attestation) of Ordinary Shares;

(iv)            if an Option is a Nonstatutory Share Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Ordinary Shares will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations;

(v)             according to a deferred payment or similar arrangement with the Optionholder; provided, however, that interest will compound at least annually and will be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Optionholder under any applicable provisions of the Code, and (B) the classification of the Option as a liability for financial accounting purposes; or

(vi)            in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Share Award Agreement.

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(d)            Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Share Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of Ordinary Shares equal to the number of Ordinary Shares equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Ordinary Shares equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Ordinary Shares, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Share Award Agreement evidencing such SAR.

(e)            Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)             Restrictions on Transfer. An Option or SAR will not be transferable except by Will or by the laws of descent and distribution (and pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)            Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) or regulations in other applicable jurisdictions.

(iii)           Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Ordinary Shares or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Ordinary Shares or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)             Vesting Generally. The total number of Ordinary Shares subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of Ordinary Shares as to which an Option or SAR may be exercised.

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(g)            Termination of Continuous Service. Except as otherwise provided in the applicable Share Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Share Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Share Award Agreement, which period will not be less than thirty (30) days if necessary to comply with applicable laws unless such termination is for Cause) and (ii) the expiration of the term of the Option or SAR as set forth in the Share Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(h)             Extension of Termination Date. Except as otherwise provided in the applicable Share Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Ordinary Shares would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Share Award Agreement. In addition, unless otherwise provided in a Participant’s Share Award Agreement, if the sale of any Ordinary Shares received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Ordinary Shares received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Share Award Agreement.

(i)             Disability of Participant. Except as otherwise provided in the applicable Share Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Share Award Agreement, which period will not be less than six (6) months if necessary to comply with applicable laws), and (ii) the expiration of the term of the Option or SAR as set forth in the Share Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

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(j)             Death of Participant. Except as otherwise provided in the applicable Share Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Share Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Share Award Agreement, which period will not be less than six (6) months if necessary to comply with applicable laws), and (ii) the expiration of the term of such Option or SAR as set forth in the Share Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)            Termination for Cause. Except as explicitly provided otherwise in a Participant’s Share Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)             Early Exercise of Options. An Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the Ordinary Shares subject to the Option prior to the full vesting of the Option.

(m)           Right of Repurchase or Right of First Refusal. The Option or SAR may include a provision whereby the Company may elect to repurchase all or any part of the vested Ordinary Shares acquired by the Participant pursuant to the exercise of the Option or SAR. In addition, the Option or SAR may include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Participant of the intent to transfer all or any part of the Ordinary Shares received upon the exercise of the Option or SAR. The terms of any repurchase right or right of first refusal will be specified in the Share Award Agreement. The repurchase price for vested Ordinary Shares will be the Fair Market Value of the Ordinary Shares on the date of repurchase. The repurchase price for unvested Ordinary Shares will be the lower of (i) the Fair Market Value of the Ordinary Shares on the date of repurchase or (ii) their original purchase price.

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6.             Provisions of Share Awards Other than Options and SARs.

(a)            Restricted Share Awards. Each Restricted Share Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s memorandum and articles of association (as amended from time to time) and other constitutional and governance documents, at the Board’s election, Ordinary Shares underlying a Restricted Share Award may be held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Share Award lapse; and may be evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Share Award Agreements may change from time to time, and the terms and conditions of separate Restricted Share Award Agreements need not be identical. Each Restricted Share Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)             Consideration. A Restricted Share Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)            Vesting. Subject to the “Right of Repurchase” in Section 5(m), Ordinary Shares awarded under the Restricted Share Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)           Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the Ordinary Shares held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Share Award Agreement.

(iv)            Transferability. Rights to acquire Ordinary Shares under the Restricted Share Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Share Award Agreement, as the Board will determine in its sole discretion, so long as Ordinary Shares awarded under the Restricted Share Award Agreement remains subject to the terms of the Restricted Share Award Agreement.

(v)             Dividends. A Restricted Share Award Agreement may provide that any dividends paid on Restricted Shares will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Share Award to which they relate.

(b)            Restricted Share Unit Awards. Each Restricted Share Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Share Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Share Unit Award Agreements need not be identical. Each Restricted Share Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)             Consideration. At the time of grant of a Restricted Share Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each Ordinary Share subject to the Restricted Share Unit Award. The consideration to be paid (if any) by the Participant for each Ordinary Share subject to a Restricted Share Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)            Vesting. At the time of the grant of a Restricted Share Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Share Unit Award as it, in its sole discretion, deems appropriate.

(iii)           Payment. A Restricted Share Unit Award may be settled by the delivery of Ordinary Shares, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Share Unit Award Agreement.

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(iv)            Additional Restrictions. At the time of the grant of a Restricted Share Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Ordinary Shares (or their cash equivalent) subject to a Restricted Share Unit Award to a time after the vesting of such Restricted Share Unit Award.

(v)             Dividend Equivalents. Dividend equivalents may be credited in respect of Ordinary Shares covered by a Restricted Share Unit Award, as determined by the Board and contained in the Restricted Share Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional Ordinary Shares covered by the Restricted Share Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Share Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Share Unit Award Agreement to which they relate.

(vi)            Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Share Unit Award Agreement, such portion of the Restricted Share Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)            Other Share Awards. Other forms of Share Awards valued in whole or in part by reference to, or otherwise based on, Ordinary Shares, including the appreciation in value thereof (e.g., options or share rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares at the time of grant) may be granted either alone or in addition to Share Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Share Awards will be granted, the number of Ordinary Shares (or the cash equivalent thereof) to be granted pursuant to such Other Share Awards and all other terms and conditions of such Other Share Awards.

7.             Covenants of the Company.

(a)            Availability of Shares. The Company will keep available at all times the number of Ordinary Shares reasonably required to satisfy then-outstanding Share Awards.

(b)            Securities Law Compliance. The Company will use commercially reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Share Awards and to issue and sell Ordinary Shares upon exercise of the Share Awards; provided, however, that this undertaking will not require the Company to register the Plan, any Share Award or any Ordinary Shares issued or issuable pursuant to any such Share Award under the Securities Act or other applicable securities regulatory scheme. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Ordinary Shares under the Plan, the Company will be relieved from any liability for failure to issue and sell Ordinary Shares upon exercise of such Share Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Share Award or the subsequent issuance of cash or Ordinary Shares pursuant to the Share Award if such grant or issuance would be in violation of any applicable securities law or any other applicable law or regulation.

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(c)            No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Share Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Share Award or a possible period in which the Share Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Share Award to the holder of such Share Award.

8.             Miscellaneous.

(a)            Use of Proceeds from Sales of Ordinary Share. Proceeds from the sale of Ordinary Shares pursuant to Share Awards will constitute general funds of the Company.

(b)            Corporate Action Constituting Grant of Share Awards. Corporate action constituting a grant by the Company of a Share Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Share Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Share Award Agreement as a result of a clerical error in the papering of the Share Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Share Award Agreement.

(c)            Shareholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to a Share Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of Ordinary Shares under, the Share Award pursuant to its terms, and (ii) the issuance of the Ordinary Shares subject to the Share Award has been entered into the books and records of the Company and the register of members of the Company has been accordingly updated.

(d)             No Employment or Other Service Rights. Nothing in the Plan, any Share Award Agreement or any other instrument executed thereunder or in connection with any Share Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Share Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Company’s memorandum and articles of association (as amended from time to time) and other constitutional and governance documents of the Company or an Affiliate, and any provisions of the applicable laws of the jurisdiction in which the Company or the Affiliate is incorporated, as the case may be.

U.S.

(e)            Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Ordinary Shares under any Share Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Share Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Ordinary Shares subject to the Share Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Ordinary Shares. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Ordinary Shares under the Share Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws or other applicable laws. The Company may, upon advice of counsel to the Company, place legends on share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws or other applicable laws, including, but not limited to, legends restricting the transfer of the Ordinary Shares.

(f)             Withholding Obligations. Unless prohibited by the terms of a Share Award Agreement, the Company may, in its sole discretion, satisfy any tax withholding obligation relating to a Share Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Ordinary Shares from the Ordinary Shares issued or otherwise issuable to the Participant in connection with the Share Award; provided, however, that no Ordinary Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Share Award as a liability for financial accounting purposes); (iii) withholding cash from a Share Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) which may be set forth in the Share Award Agreement.

(g)            Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(h)            Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Ordinary Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Share Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. The Board is authorized to make deferrals of Share Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

9.             Adjustments upon Changes in Ordinary Share; Other Corporate Events.

(a)            Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Share Options pursuant to Section 11(a)(i), and (iii) the class(es) and number of securities and price per share of shares subject to outstanding Share Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

U.S.

(b)            Dissolution or Liquidation. Except as otherwise provided in the Share Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Share Awards (other than Share Awards consisting of vested and outstanding Ordinary Shares not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the Ordinary Shares subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Share Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Share Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Share Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)            Corporate Transactions. The following provisions will apply to Share Awards in the event of a Transaction unless otherwise provided in the Share Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Share Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Share Awards, contingent upon the closing or completion of the Transaction:

(i)             arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Share Award or to substitute a similar share award for the Share Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Transaction);

(ii)            arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Ordinary Shares issued pursuant to the Share Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)           accelerate the vesting, in whole or in part, of the Share Award (and, if applicable, the time at which the Share Award may be exercised) to a date prior to the effective time of such Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Transaction), with such Share Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;

(iv)            arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Share Award;

(v)             cancel or arrange for the cancellation of the Share Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

U.S.

(vi)            make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Share Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Ordinary Shares in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Share Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Share Award.

(d)            Change in Control. A Share Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Share Award Agreement for such Share Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.           Plan Term; Earlier Termination or Suspension of the Plan.

(a)            Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan will automatically terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders of the Company. No Share Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)            No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Share Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11.           Additional Provisions Applicable to US Participants.

(a)            Incentive Share Options.

(i)             Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of Ordinary Shares that may be issued pursuant to the exercise of Incentive Share Options will be the Share Reserve.

(ii)            Incentive Share Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(iii)           A Ten Percent Shareholder shall not be granted an Incentive Share Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant or such shorter period specified in the Share Award Agreement. “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any Affiliate.

U.S.

(iv)            To the extent that the aggregate Fair Market Value (determined at the time of grant) of Ordinary Shares with respect to which Incentive Share Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Share Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Share Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(b)            Compliance with Section 409A of the Code. To the extent that the Board determines that any Share Award granted hereunder is subject to Section 409A of the Code, the Share Award Agreement evidencing such Share Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Share Award Agreements shall be interpreted in accordance with Section 409A of the Code.

12.             Choice of Law.

(a)            Governing Law and Jurisdiction. The laws of the Cayman Islands will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules and the courts of the Cayman Islands will have exclusive jurisdiction to determine all questions concerning the construction, validity and interpretation of this Plan.

13.             Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)            “Affiliate” means, at the time of determination, any Subsidiary and any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and (f) of the Code. The Board will have the authority to determine the time or times at which “parent corporation” or “subsidiary corporation” status is determined within the foregoing definition.

(b)            “Board” means the Board of Directors of the Company.

(c)            “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Ordinary Shares subject to the Plan or subject to any Share Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split, reverse share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction. Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(d)            “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company or any Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of any applicable jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board, in its sole discretion. Any determination by the Board that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Share Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or any Affiliate or such Participant for any other purpose.

U.S.

(e)            “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)             there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(ii)            the shareholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or

(iii)          there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Share Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(f)            “Code” means the United States Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g)            “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

U.S.

(h)            “Company” means ShouTi Inc., an exempted company incorporated in the Cayman Islands.

(i)             “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director or as a member of the board of directors of an Affiliate, or payment of a fee for such service, will not cause a person to be considered a “Consultant” for purposes of the Plan.

(j)             “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director or a member of the board of directors of an Affiliate will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Share Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(k)            “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)             a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)            a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)           a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)            a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Ordinary Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(l)            “Director” means a member of the Board.

U.S.

(m)           “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(n)            “Effective Date” means the effective date of this Plan, which is the earlier of (i) the date that this Plan is first approved by the Company’s shareholders, and (ii) the date this Plan is adopted by the Board.

(o)            “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director or as a member of the board of directors of an Affiliate, or payment of a fee for such services, will not cause a person to be considered an “Employee” for purposes of the Plan.

(p)            “Entity” means a corporation, partnership, limited liability company or other entity.

(q)            “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(r)            “Fair Market Value” means, as of any date, the value of the Ordinary Shares determined by the Board.

(s)            “Incentive Share Option” means an Option that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(t)             “Nonstatutory Share Option” means any Option that does not qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(u)            “Officer” means any person designated by the Company as an officer.

(v)             “Option” means an option to purchase Ordinary Shares granted pursuant to the Plan.

(w)            “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(x)            “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(y)            “Ordinary Shares” means ordinary shares par value US$0.0001 each in the Company.

(z)            “Other Share Award” means an award based in whole or in part by reference to the Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(c).

(aa)          “Other Share Award Agreement” means a written agreement between the Company and a holder of an Other Share Award evidencing the terms and conditions of an Other Share Award grant. Each Other Share Award Agreement will be subject to the terms and conditions of the Plan.

U.S.

(bb)          “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(cc)          “Participant” means a person to whom a Share Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Share Award.

(dd)          “Plan” means this ShouTi Inc. 2019 Equity Incentive Plan.

(ee)          “Restricted Share Award” means an award of Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(a).

(ff)           “Restricted Share Award Agreement” means a written agreement between the Company and a holder of a Restricted Share Award evidencing the terms and conditions of a Restricted Share Award grant. Each Restricted Share Award Agreement will be subject to the terms and conditions of the Plan.

(gg)         “Restricted Share Unit Award” means a right to receive Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(b).

(hh)         “Restricted Share Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Share Unit Award evidencing the terms and conditions of a Restricted Share Unit Award grant. Each Restricted Share Unit Award Agreement will be subject to the terms and conditions of the Plan.

(ii)           “Rule 405” means Rule 405 promulgated under the Securities Act.

(jj)           “Rule 701” means Rule 701 promulgated under the Securities Act.

(kk)        “Securities Act” means the United States Securities Act of 1933, as amended.

(ll)           “Share Appreciation Right” or “SAR” means a right to receive the appreciation on Ordinary Shares that is granted pursuant to the terms and conditions of Section 5.

(mm)       “Share Appreciation Right Agreement” means a written agreement between the Company and a holder of a Share Appreciation Right evidencing the terms and conditions of a Share Appreciation Right grant. Each Share Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(nn)         “Share Award” means any right to receive Ordinary Shares granted under the Plan, including an Option, a Restricted Share Award, a Restricted Share Unit Award, a Share Appreciation Right or any Other Share Award.

(oo)          “Share Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Share Award grant. Each Share Award Agreement will be subject to the terms and conditions of the Plan.

U.S.

(pp)          “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital share having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, share of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) .

(qq)          “Transaction” means a Corporate Transaction or a Change in Control.

(rr)          “US” means the United States.

(ss)          “US Participant” means a Participant that is either a US resident or a US taxpayer.

U.S.

ShouTi Inc.
Option Grant Notice
(2019 Equity Incentive Plan)

ShouTi Inc. (the “Company”), pursuant to its 2019 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares in the capital of the Company set forth below (this “Option”). This Option is subject to all of the terms and conditions as set forth herein and in the US Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the US Option Agreement will have the same definitions as in the Plan or the US Option Agreement. If there is any conflict between the terms herein and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Ordinary Shares Subject to Option:
Exercise Price (US$ Per Share):
Total Exercise Price (US$):
Expiration Date:

Type of Grant:	☐	Incentive Share Option[1]	☐	Nonstatutory Share Option

Exercise Schedule:	☐	Same as Vesting Schedule	☐	Early Exercise Permitted

Vesting Schedule:	[EXAMPLE: 25% of the shares shall vest on the first anniversary of the Vesting Commencement Date; the balance of the shares vest in a series of thirty-six (36) successive equal monthly installments measured from the first anniversary of the Vesting Commencement Date, provided that the Optionholder continues to provide Continuous Services (as defined in the Plan) to the Company as of any each relevant vesting date.]

Payment:	By one or a combination of the following methods (as such methods are described in the US Option Agreement):

	☒	By cash or check
	☐	Pursuant to a Regulation T Program if the Shares are publicly traded
	☐	By delivery of already-owned shares if the Shares are publicly traded
	☐	By net exercise[2]

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Option Grant Notice, the US Option Agreement and the Plan. Optionholder acknowledges and agrees that this Option Grant Notice and the US Option Agreement may not be modified, amended or revised except in writing signed by Optionholder and a duly authorized officer of the Company. Optionholder further acknowledges that as of the Date of Grant, this Option Grant Notice, the US Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of shares of the Company and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the agreement between the Optionholder and the Company listed below only.

Other Agreements:

ShouTi Inc.	Optionholder:

By:
Name:	Signature
Title:

Date:	Date:

Attachments: US Option Agreement, 2019 Equity Incentive Plan and Notice of Exercise

1 If this is an Incentive Share Option, it (plus other outstanding Incentive Share Options) cannot be first exercisable for more than US$100,000 in value (measured by exercise price) in any calendar year. Any excess over US$100,000 is a Nonstatutory Share Option.

2 An Incentive Share Option may not be exercised by a net exercise arrangement.

U.S.

Attachment I

ShouTi Inc.

2019 Equity Incentive Plan

US Option Agreement

Pursuant to your Option Grant Notice (“Grant Notice”) and this US Option Agreement, ShouTi Inc. (the “Company”) has granted you an Option under its 2019 Equity Incentive Plan (the “Plan”) to purchase the number of Ordinary Shares indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The Option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this US Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this US Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your Option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

Vesting. Your Option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

Number of Shares and Exercise Price. The number of Ordinary Shares subject to your Option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

Exercise Restriction for Non-Exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your Option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant.

Exercise prior to Vesting (“Early Exercise”). If permitted in your Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of your Option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your Option, to exercise all or part of your Option, including the unvested portion of your Option; provided, however, that:

a partial exercise of your Option will be deemed to cover first vested Ordinary Shares and then the earliest vesting installment of unvested Ordinary Shares;

any Ordinary Shares so purchased from installments that have not vested as of the date of exercise will be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Share Purchase Agreement;

you will enter into the Company’s form of Early Exercise Share Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

if your Option is an Incentive Share Option, then, to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Ordinary Shares with respect to which your Option plus all other Incentive Share Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your Option(s) or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Share Options.

U.S.

Method of Payment. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

Provided that at the time of exercise the Ordinary Shares are publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Ordinary Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

Provided that at the time of exercise the Ordinary Shares are publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned Ordinary Shares that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your Option, will include delivery to the Company of your attestation of ownership of such Ordinary Shares in a form approved by the Company. You may not exercise your Option by delivery to the Company of Ordinary Shares if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s shares.

If this Option is a Nonstatutory Share Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issued upon exercise of your Option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Ordinary Shares will no longer be outstanding under your Option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

Whole Shares. You may exercise your Option only for a whole number of Ordinary Shares.

Securities Law Compliance. In no event may you exercise your Option unless the Ordinary Shares issuable upon such exercise are then registered under the Securities Act or under the applicable laws of another jurisdiction under which such securities may be listed, or if not registered, the Company has determined that such exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your Option also must comply with all other applicable laws and regulations governing your Option, including those of the United States, the Cayman Islands and your country of residence, and you may not exercise your Option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable). You understand that the Company is under no obligation to register or qualify the Ordinary Shares with any securities commission (including U.S. Securities and Exchange Commission) or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend the Plan and the Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares.

Term. You may not exercise your Option before the Date of Grant or after the expiration of the Option’s term. The term of your Option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

immediately upon the termination of your Continuous Service for Cause;

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three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three (3) month period your Option is not exercisable solely because of the condition set forth in the Section above relating to “Securities Law Compliance,” your Option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your Option at the time of your termination of Continuous Service, your Option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;

twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 8(d)) below;

eighteen (18) months after your death if you die either during your Continuous Service within three (3) months after your Continuous Service terminates for any reason other than Cause or your death or Disability;

the Expiration Date indicated in your Grant Notice; or

the day before the tenth (10th) anniversary of the Date of Grant.

If your Option is an Incentive Share Option, note that to obtain the federal income tax advantages associated with an Incentive Share Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your Option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your Option under certain circumstances for your benefit but cannot guarantee that your Option will necessarily be treated as an Incentive Share Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your Option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

Exercise.

You may exercise the vested portion of your Option (and the unvested portion of your Option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, share plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your Option, (ii) the lapse of any substantial risk of forfeiture to which the Ordinary Shares are subject at the time of exercise, or (iii) the disposition of Ordinary Shares acquired upon such exercise.

If your Option is an Incentive Share Option, by exercising your Option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the Ordinary Shares issued upon exercise of your Option that occurs within two (2) years after the Date of Grant or within one (1) year after such Ordinary Shares are transferred upon exercise of your Option.

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By exercising your Option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Ordinary Shares or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or under the applicable laws of another jurisdiction under which such securities may be listed or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or any underwriters of the Company’s shares that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Ordinary Shares until the end of such period. You also agree that any transferee of any Ordinary Shares or other securities) of the Company held by you will be bound by this Section 9(d). The underwriters of the Company’s shares are intended third party beneficiaries of this Section 9(d) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

You agree, with effect from the date of the exercise of your Option, to be bound by the terms of any and all Shareholders Agreements as if the same were set forth herein and will observe and discharge the terms and conditions of such Shareholders Agreements in all respects as if you had been a party thereto, and you shall be deemed to be comprised in the expressions “the holder of Ordinary Shares” and the “parties” as therein mentioned. By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to execute and deliver a deed of adherence to any Shareholders Agreement and require you to represent and warrant that you have the capacity to enter into, exercise your rights and lawfully perform and comply with the terms of any Shareholders Agreement; and that your obligations under any Shareholders Agreement are valid and binding upon you. The agreement set forth in this Section 9(e) is supplemental to and, except only where the context does not so admit, shall be construed as one and interpreted in accordance with any Shareholders Agreement and subject only to the agreements and variations herein expressly agreed and declared. All other conditions, covenants, provisions, powers and terms contained or subsisting in any Shareholders Agreement shall remain in full force and effect and shall be read and construed and be enforceable as if the agreements and variations herein were inserted therein by way of addition or substitution, as the case may be, and nothing herein shall affect or impair any Shareholders Agreement or its enforceability. For purposes of this US Option Agreement, the “Shareholders Agreement(s)” shall mean any and all agreements between the Company and all or certain shareholders of the Company that may be entered into from time to time, and/or one or more agreements among the Company, you and other parties thereto in such form determined from time to time by the Company in its sole discretion, that include terms and conditions that provide or impose in respect of the Company and/or any shareholders restrictions and obligations with respect to the transfer or voting of equity securities of the Company and such other terms and conditions as the Board may require, if any, including any amendment or supplement to or restatement of any such agreement from time to time.

Transferability. Except as otherwise provided in this Section 10, your Option is not transferable, except by Will or by the laws of descent and distribution, and is exercisable during your life only by you.

Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your Option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the Option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

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Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your Option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this Option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement. If this Option is an Incentive Share Option, this Option may be deemed to be a Nonstatutory Share Option as a result of such transfer.

Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this Option and receive the Ordinary Shares or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this Option and receive, on behalf of your estate, the Ordinary Shares or other consideration resulting from such exercise.

Right of First Refusal. Ordinary Shares that you acquire upon exercise of your Option are subject to any right of first refusal that may be described in the Company’s memorandum or articles of association or other constitutional or governance documents (including any Shareholders Agreement) in effect at such time the Company elects to exercise its right. Any Company right of first refusal will expire on the first date upon which then Ordinary Shares (or any other securities issued in exchange for or upon conversion of the Ordinary Shares) is listed (or approved for listing) upon notice of issuance on a national securities exchange or quotation system.

Right of Repurchase. To the extent provided in the Company’s memorandum or articles of association or other constitutional or governance documents (including any Shareholders Agreement) in effect at such time the Company elects to exercise its right, the Company will have the right to repurchase all or any part of the Ordinary Shares you acquire pursuant to the exercise of your Option.

Option not a Service Contract. Your Option is not an employment or service contract, and nothing in your Option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of, or as a provider of services to, the Company or an Affiliate, or of the Company or an Affiliate to continue your employment or to continue to engage you to provide services. In addition, nothing in your Option will obligate the Company or an Affiliate, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or, a member of the board of directors of, or a Consultant, for the Company or an Affiliate.

Withholding Obligations.

At the time you exercise your Option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your Option.

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If this Option is a Nonstatutory Share Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested Ordinary Shares otherwise issuable to you upon the exercise of your Option a number of whole Ordinary Shares hare having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your Option as a liability for financial accounting purposes). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your Option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of Ordinary Shares acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your Option. Notwithstanding the filing of such election, Ordinary Shares shall be withheld solely from fully vested Ordinary Shares determined as of the date of exercise of your Option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

You may not exercise your Option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company will have no obligation to issue any Ordinary Shares (or any certificate therefor) or release such Ordinary Shares from any escrow provided for herein, if applicable, unless such obligations are satisfied.

Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your Option or your other compensation. In particular, you acknowledge that this Option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per Ordinary Share on the Date of Grant and there is no other impermissible deferral of compensation associated with the Option. Because the Ordinary Shares are not traded on an established securities market, the Fair Market Value is determined by the Board, perhaps in consultation with an independent valuation firm retained by the Company. You acknowledge that there is no guarantee that the Internal Revenue Service will agree with the valuation as determined by the Board, and you will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that the valuation determined by the Board is less than the “fair market value” as subsequently determined by the Internal Revenue Service.

Personal Data. You understand that your Employer, if applicable, the Company, and/or its Affiliates hold certain personal information about you, including but not limited to your name, home address, telephone number, date of birth, social security or equivalent tax identification number, salary, nationality, job title, and details of your Option (the “Personal Data”). Certain Personal Data may also constitute “Sensitive Personal Data” or similar classification under applicable local law and be subject to additional restrictions on collection, processing and use of the same under such laws. Such data include but are not limited to Personal Data and any changes thereto, and other appropriate personal and financial data about you. You hereby provide express consent to the Company or its Affiliates to collect, hold, and process any such Personal Data and Sensitive Personal Data. You also hereby provide express consent to the Company and/or its Affiliates to transfer any such Personal Data and Sensitive Personal Data outside the country in which you are employed or retained, including transfers to the United States. The legal persons for whom such Personal Data are intended are the Company, any broker company, registered office provider, or professional adviser providing services to the Company in connection with the administration of the Plan or the Company. You have been informed of your right to access and correct your Personal Data and/or Sensitive Personal Data by applying to the Company representative identified on the Grant Notice.

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Additional Acknowledgements. You hereby consent and acknowledge that:

Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this US Option Agreement as a condition to participating in the Plan and receipt of your Option.

The Plan is discretionary in nature and the Company can amend, cancel, or terminate it at any time in its sole discretion.

Your Option and any other Share Awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past.

All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company.

The value of your Option is an extraordinary item of compensation, which is outside the scope of your employment, service contract or consulting agreement, if any. This Share Award shall not form part of any past, current or future entitlement to remuneration or benefits which you may have under any contract of employment, service contract or consulting agreement with the Company or Affiliate nor form any part of any such contract of employment, service contract or consulting agreement between you and the Company or any Affiliate.

Your Option, and any income derived therefrom are a potential bonus payment not paid in lieu of any cash salary compensation and not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, life or accident insurance benefits, pension or retirement benefits or similar payments.

In the event of the involuntary termination of your Continuous Service, your eligibility to receive payments under this Share Award or the Plan in respect of the unvested portion of your Share Award, if any, will terminate effective as of the date that you are no longer actively employed or retained regardless of any reasonable notice period mandated under local law, except as expressly provided in this US Option Agreement.

The future value of your Option is unknown and cannot be predicted with certainty. You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of your Option or diminution in value of your Option and you irrevocably release the Company, its Affiliates and, if applicable, your Employer, if different from the Company or any Affiliate, from any such claim that may arise.

For purposes of this US Option Agreement, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or an Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and unless otherwise expressly provided in the Agreement or determined by the Company, (i) your right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., your period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); and (ii) the period (if any) during which you may exercise the Option after such termination of your Continuous Service will commence on the date you cease to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any; the Board or its duly authorized designee shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of your Option (including whether you may still be considered to be providing services while on a leave of absence).

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Neither the Company, the Employer nor any Affiliate of the Company shall be liable for any foreign exchange rate fluctuation that may affect the value of the Option or of any amounts due to you pursuant to the exercise of the Option or the subsequent sale of any Ordinary Shares acquired upon exercise.

The Plan and this US Option Agreement set forth the entire understanding between you, the Company and any Affiliate regarding your Option and supersedes all prior oral and written agreements pertaining to your Option.

Notices. Any notices provided for in your Option, this US Option Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, this US Option Agreement and your Option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting your Option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Governing Plan Document. Your Option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your Option and those of the Plan, the provisions of the Plan will control.

Effect on Other Employee Benefit Plans. The value of the Option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

Voting Rights. You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this US Option Agreement. Nothing contained in this US Option Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

Severability. If all or any part of this US Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this US Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this US Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

Waiver. You acknowledge that a waiver by the Company of breach of any provision of the US Option Agreement shall not operate or be construed as a waiver of any other provision of the US Option Agreement, or of any subsequent breach of the US Option Agreement.

Governing Law. The grant of the Option and the provisions of this US Option Agreement are governed by, and subject to, the laws of the Cayman Islands, without regard to the conflict of law provisions. You and the Company each hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Cayman Islands.

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Language. If you have received this US Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the Option and on any Ordinary Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to provide additional information and documentation and / or sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Miscellaneous.

The rights and obligations of the Company under your Option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Option.

You acknowledge and agree that you have reviewed this US Option Agreement and the Plan in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Option, and fully understand all provisions of this US Option Agreement, the Plan and your Option.

This US Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

All obligations of the Company under the Plan and this US Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*          *          *

This US Option Agreement will be deemed to be signed by you upon the signing by you of the Option Grant Notice to which it is attached.

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Attachment II

2019 Equity Incentive Plan

PRC

Attachment III

Notice of Exercise

ShouTi Inc.

Date of Exercise: _______________

Ladies and Gentlemen:

This constitutes notice under my Option that I elect to purchase the number of Ordinary Shares of ShouTi Inc. (the “Company”) for the price set forth below (all amounts are in US dollars).

Type of option (check one):	Incentive ☐	Nonstatutory ☐
Option dated:	_______________
Number of Ordinary Shares as to which option is exercised:	_______________
Certificates to be issued in name of:	_______________
Total exercise price:	$______________
Cash, check, bank draft or money order delivered herewith:	$______________
Regulation T Program (cashless exercise):	$______________
Value of ________ shares of the Company delivered herewith[3]:	$______________
Value of ________ shares of the Company pursuant to net exercise[4]:	$______________

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the ShouTi Inc. 2019 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this Option, and (iii) if this exercise relates to an incentive share option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of the Company issued upon exercise of this Option that occurs within two (2) years after the date of grant of this Option or within one (1) year after such shares are issued upon exercise of this Option.

I hereby make the following certifications and representations with respect to the number of shares of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of this Option as set forth above:

[3]	Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.
[4]	ShouTi Inc. must have established net exercise procedures at the time of exercise in order to utilize this payment

PRC

I acknowledge that the Shares have not been registered or qualified under the Securities Act of 1933 as amended (the “Securities Act”), or other applicable securities laws on the ground that the sale of the Shares is exempt from such registration or qualification. I further acknowledge that the Shares are deemed to constitute “restricted securities” under Rule 701 and Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any other applicable securities laws and any applicable state securities laws and applicable securities laws of any other jurisdiction.

I further acknowledge that I will not be able to resell the Shares for at least ninety (90) days after the shares of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of this Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s memorandum and articles of association and other constitutional and governance documents (including any Shareholder Agreements) and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act or under the applicable laws of another jurisdiction under which such securities may be listed, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or under the applicable laws of another jurisdiction under which such securities may be listed, or such longer period as necessary to permit compliance with NASD Rule 2711 or NYSE Member Rule 472 and similar rules and regulations (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or any underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

Address:

PRC

ShouTi Inc.
PRC Option Grant Notice
(2019 Equity Incentive Plan)

ShouTi Inc. (the “Company”), pursuant to its 2019 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares in the capital of the Company set forth below (this “Option”). This Option is subject to all of the terms and conditions as set forth herein and in the PRC Option Agreement, the Plan, and the PRC Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the PRC Option Agreement will have the same definitions as in the Plan or the PRC Option Agreement. If there is any conflict between the terms herein and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Ordinary Shares Subject to Option:
Exercise Price (US$ Per Share):
Total Exercise Price (US$):
Expiration Date*:

* Actual term of this Option is subject to Section 4 of the PRC Option Agreement.

Exercise:	Cashless sell-all exercise only.

Vesting Schedule:	[EXAMPLE: 25% of the shares shall vest on the first anniversary of the Vesting Commencement Date; the balance of the shares vest in a series of thirty-six (36) successive equal monthly installments measured from the first anniversary of the Vesting Commencement Date, provided that the Optionholder continues to provide Continuous Services (as defined in the Plan) to the Company as of any each relevant date.]

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this PRC Option Grant Notice, the PRC Option Agreement and the Plan. Optionholder further acknowledges he/she has been given an opportunity to consult legal and tax advisers with respect to all matters relating to this Option, and understands and acknowledges that the granting and exercise of this Option are governed by a complex body of securities and tax laws that may impact Optionholder’s ability to exercise this Option or to receive or sell the Shares following such exercise. Optionholder acknowledges and agrees that this PRC Option Grant Notice and the PRC Option Agreement may not be modified, amended or revised except in writing signed by Optionholder and a duly authorized officer of the Company. Optionholder further acknowledges that as of the Date of Grant, this PRC Option Grant Notice, the PRC Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this Option and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

Other Agreements:

ShouTi Inc.	Optionholder:
By:
Name:	Signature
Title:
Date:	Date:

Attachments: PRC Option Agreement, 2019 Equity Incentive Plan and PRC Notice of Exercise

PRC

Attachment I

ShouTi Inc.
2019 Equity Incentive Plan

PRC Option Agreement

Pursuant to your PRC Option Grant Notice (“Grant Notice”) and this PRC Option Agreement, ShouTi Inc. (the “Company”) has granted you an Option under its 2019 Equity Incentive Plan (the “Plan”) to purchase the number of the Company’s Ordinary Shares (the “Shares”) indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The Option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this PRC Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this PRC Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your Option are as follows:

Vesting. Subject to the limitations contained herein, your Option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

Number of Shares and Exercise Price. The number of Shares subject to your Option and your exercise price per share (in United States dollars) referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

Whole Shares. You may exercise your Option only for a whole number of Shares.

Term. Subject always to compliance with Sections 5, 8 and 9 below, you may only exercise your Option during its term, which commences on the Date of Grant and expires upon the earliest of the following:

a.	immediately upon the termination of your Continuous Service for Cause;

▪	three (3) months after the termination of your Continuous Service for any reason other than Cause, Disability or death;

▪	twelve (12) months after the termination of your Continuous Service due to your Disability;

▪	eighteen (18) months after your death if you die either during your Continuous Service

▪	within three (3) months after your Continuous Service terminates for any reason other than Cause or your death or Disability;

▪	the Expiration Date indicated in your Grant Notice; or

▪	the day before the tenth (10th) anniversary of the Date of Grant;

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PRC

provided, however, that (i) if your Option and/or the shares to be issued upon exercise of your Option cannot be registered under applicable laws (including, without limitation, SAFE Circular 37 (as defined below) and SAFE Circular 7 (as defined below) and their successor regulations) (the “Requisite Registration”), the Company may, in the Board’s sole discretion, extend the term of your Option to a date after the completion of the Requisite Registration on which your Option may be exercised, provided that in no event shall the term of your Option exceed ten (10) years from the date of its grant, and (ii) if the Company has not completed the Requisite Registration before a Change in Control, the Company may, in the Board’s sole discretion, cancel your Option in connection with such Change in Control and, in exchange for a full release by you of the Company, pay you an amount equal to the excess of (x) the fair market value (as determined by the Board in good faith in its sole discretion) of the exercisable and vested portion of your Option over (y) the sum of the aggregate exercise price of the exercisable and vested portion of your Option and all applicable taxes, fees or other amounts required to be paid or withheld in connection with such payment. Any amounts payable to you by the Company (or your employer) with respect to the cancellation of your Option are payable to you in local currency, based upon the local currency to United States dollar exchange rate used by the financial institution engaged by the Company to facilitate the payment in connection with such cancellation or such other reasonable exchange rate determined by the Board in its discretion. As used herein, “SAFE Circular 37” means shall mean the Notice on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents to Engage in Overseas Financing and Round Trip Investment via Special Purpose Companies issued by the State Administration of Foreign Exchange of the People’s Republic of China on July 4, 2014; and “SAFE Circular 7” means the Circular of the State Administration of Foreign Exchange on Issues concerning the Administration of Foreign Exchange Used for Domestic Individuals’ Participation in Equity Incentive Plans of Companies Listed Overseas promulgated by the State Administration of Foreign Exchange of the People’s Republic of China and effective as of February 15, 2012.

Cashless Sell-All Exercise.

You may exercise the vested portion of your Option during its term by delivering a PRC Notice of Exercise (in a form designated by the Company) to the administrator of the Plan, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require to effect a cashless sell-all exercise. The Company will provide the forms necessary to make such a cashless sell-all exercise.

Unless otherwise agreed in writing with the Company, your Option may only be exercised after the completion of the Requisite Registration and the vested portion of your Option is exercised in a cashless sell-all transaction in accordance with the terms of this Section 5 and such other terms and conditions as may be imposed by the Company in order to ensure full compliance with all applicable tax, securities, employment, foreign exchange and other laws and regulations in the United States, the People’s Republic of China (the “PRC”) and any other applicable jurisdiction including, without limitation, compliance with Section 9 below to the extent applicable at the time of exercise.

All amounts referenced in this PRC Option Agreement and your Grant Notice are denominated in United States dollars. Any amounts payable to you by the Company (or your employer) with respect to the cashless sell-all exercise of the Option hereunder are payable to you in local currency, based upon the local currency to United States dollar exchange rate used by the financial institution engaged by the Company to facilitate the exercise of your Option or such other reasonable exchange rate determined by the Board in its discretion. Your exercise will be effective when the PRC Notice of Exercise is received by the Company. If someone else wants to exercise your Option after your death or disability, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Upon receipt of the PRC Notice of Exercise and all other documentation required pursuant to this Section 5, the Company shall effect a cashless sell-all transaction pursuant to which the proceeds of sale shall be remitted to you in the PRC by the Company (or an Affiliate, including your employer if different from the Company) representing a cash payment equal to the excess of: (i) the net sale proceeds, over (ii) the sum of the aggregate exercise price of your Option and all applicable taxes, exchange fees or other amounts required to be paid or withheld in connection with the exercise of your Option.

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PRC

Notwithstanding anything to the contrary contained in this PRC Option Agreement or the PRC Notice of Exercise, you may not exercise your Option unless the Shares covered by your Option are then registered under the Securities Act (or under the applicable laws of another jurisdiction under which the Shares may be registered) or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act (or under the applicable laws of another jurisdiction under which the Shares may be registered). The exercise of your Option also must comply with other applicable laws and regulations governing your Option, including those of the United States and your country of residence, and you may not exercise your Option if the Company determines that such exercise would not be in material compliance with such laws and regulations. You understand that the Company is under no obligation to register or qualify the Shares with any securities regulatory authority in any jurisdiction or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend the Plan and this PRC Option Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares.

By exercising your Option you agree to take all steps to comply, and to assist the Company and its Affiliates to enable each of them to comply, with all applicable laws and regulations including, without limitation, those implemented by the China Securities Regulatory Commission, the State Administration for Foreign Exchange, the State Administration for Taxation and any other PRC government authorities (the “PRC Authorities”) or any specific request made by the PRC Authorities in relation to the fulfillment of any reporting, filing, registration and approval requirements imposed on the Company or any Affiliate. You further agree to execute and deliver such other agreements or documents, and to fulfill any reporting, filing, registration and approval requirements, as may be required by the PRC Authorities and/or reasonably requested by the Company or an Affiliate.

By exercising your Option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any Shares or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or under the applicable laws of another jurisdiction under which the Shares may be registered, or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rules or regulations (the “Lock-Up Period”); provided, however, that nothing contained in this Section 5(g) shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or any underwriter(s) of the Company’s shares that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Shares or other securities until the end of such period. The underwriters of the Company’s shares are intended third party beneficiaries of this Section 5(g) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

You agree, with effect from the date of the exercise of your Option, to be bound by the terms of any and all Shareholders Agreements as if the same were set forth herein and will observe and discharge the terms and conditions of such Shareholders Agreements in all respects as if you had been a party thereto, and you shall be deemed to be comprised in the expressions “the holder of Ordinary Shares” and the “parties” as therein mentioned. By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to execute and deliver a deed of adherence to any Shareholders Agreement and require you to represent and warrant that you have the capacity to enter into, exercise your rights and lawfully perform and comply with the terms of any Shareholders Agreement; and that your obligations under any Shareholders Agreement are valid and binding upon you. The agreement set forth in this Section 5(h) is supplemental to and, except only where the context does not so admit, shall be construed as one and interpreted in accordance with any Shareholders Agreement and subject only to the agreements and variations herein expressly agreed and declared. All other conditions, covenants, provisions, powers and terms contained or subsisting in any Shareholders Agreement shall remain in full force and effect and shall be read and construed and be enforceable as if the agreements and variations herein were inserted therein by way of addition or substitution, as the case may be, and nothing herein shall affect or impair any Shareholders Agreement or its enforceability. For purposes of this PRC Option Agreement, the “Shareholders Agreement(s)” shall mean any and all agreements between the Company and all or certain shareholders of the Company that may be entered into from time to time, and/or one or more agreements among the Company, you and other parties thereto in such form determined from time to time by the Company in its sole discretion, that include terms and conditions that provide or impose in respect of the Company and/or any shareholders restrictions and obligations with respect to the transfer or voting of equity securities of the Company and such other terms and conditions as the Board may require, if any, including any amendment or supplement to or restatement of any such agreement from time to time.

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Transferability. Your Option is not transferable, except by Will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your Option.

Option not a Service Contract. Your Option is not an employment or service contract, and nothing in your Option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of, or as a provider of services to, the Company or an Affiliate, or of the Company or an Affiliate to continue your employment or to continue to engage you to provide services. In addition, nothing in your Option shall obligate the Company or an Affiliate, their respective shareholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director of, a member of the board of directors of, or a Consultant, for the Company or an Affiliate.

Withholding Obligations. In order to permit the Company to effect the cashless sell-all exercise of your Option pursuant to Sections 5 above, at the time you exercise your Option, or at any time thereafter as requested by the Company, and to the maximum extent permitted by law, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your Option.

Compliance with Law. Notwithstanding any other term of this PRC Option Agreement, the Company, its Affiliates and you will comply at all times with the laws and regulations of the United States and the PRC in relation to the grant of your Option and the exercise of your Option under Section 5 above, including without limitation any applicable anti-money laundering, anti-bribery and anti-corruption laws. Notwithstanding any other term of this PRC Option Agreement, in the event that the laws and regulations of the United States or the PRC at any time including but not limited to the time of exercise prohibit the grant of your Option, the exercise of your Option or the receipt of the net sale proceeds pursuant to Section 5 above, then to the extent the laws and regulations of the United States and the PRC permit the Company to preserve the economic value that may be generated by this Option, the Company may, in its sole discretion (but without any obligation), take such steps or course of action to provide or maintain the benefit of your Option as contemplated by this PRC Option Agreement (or provide benefits to you that are substantially equivalent thereto), subject to the completion, execution and delivery of any agreement or document, and compliance with any reporting, filing, registration or approval process required to be undertaken by you, the Company, an Affiliate or any third party to ensure material compliance with all applicable laws and regulations including, without limitation, those of the PRC Authorities.

Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You shall not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your Option or your other compensation.

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PRC

Personal Data. You understand that your Employer, if applicable, the Company, and/or its Affiliates hold certain personal information about you, including but not limited to your name, home address, telephone number, date of birth, social security or equivalent tax identification number, salary, nationality, job title, and details of your Option (the “Personal Data”). Certain Personal Data may also constitute “Sensitive Personal Data” or similar classification under applicable local law and be subject to additional restrictions on collection, processing and use of the same under such laws. Such data include but are not limited to Personal Data and any changes thereto, and other appropriate personal and financial data about you. You hereby provide express consent to the Company or its Affiliates to collect, hold, and process any such Personal Data and Sensitive Personal Data. You also hereby provide express consent to the Company and/or its Affiliates to transfer any such Personal Data and Sensitive Personal Data outside the country in which you are employed or retained, including transfers to the United States. The legal persons for whom such Personal Data are intended are the Company, any broker company, registered office provider, or professional advisor providing services to the Company in connection with the administration of the Plan or the Company. You have been informed of your right to access and correct your Personal Data and/or Sensitive Personal Data by applying to the Company representative identified on the Grant Notice.

Additional Acknowledgements. You hereby consent and acknowledge that:

Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this PRC Option Agreement as a condition to participating in the Plan and receipt of your Option.

The Plan is discretionary in nature and the Company can amend, cancel, or terminate it at any time in its sole discretion.

Your Option and any other awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past.

All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the number of Shares, and performance and other conditions applied to the awards, will be at the sole discretion of the Company.

Your Option is an extraordinary item of compensation, which is outside the scope of your employment, service contract or consulting agreement, if any. Your Option shall not form part of any past, current or future entitlement to remuneration or benefits which you may have under any contract of employment, service contract or consulting agreement with the Company or any Affiliate nor form any part of any such contract of employment, service contract or consulting agreement between you and the Company or any Affiliate.

Your Option, or any income derived therefrom is a potential bonus payment not paid in lieu of any cash salary compensation and not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, life or accident insurance benefits, pension or retirement benefits or similar payments.

In the event of the involuntary termination of your Continuous Service, your eligibility to receive payments under your Option or the Plan, if any, will terminate effective as of the date that you are no longer actively employed or retained regardless of any reasonable notice period mandated under local law, except as expressly provided in this PRC Option Agreement.

The future value of the Shares is unknown and cannot be predicted with certainty. You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of your Option or diminution in value of any cash payment you receive upon the cashless sell-all exercise of your Option, and you irrevocably release the Company, its Affiliates and, if applicable, your Employer, if different from the Company or any Affiliate, from any such claim that may arise.

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PRC

You understand and acknowledge that the Plan, this PRC Option Agreement, the Grant Notice and the PRC Notice of Exercise are written in English and to the extent one or more of such documents are translated into a language other than English, the English language version shall prevail.

Notices. Any notices provided for in your Option, this PRC Option Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, this PRC Option Agreement and your Option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting your Option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Governing Plan Document. Your Option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this PRC Option Agreement and those of the Plan, the provisions of the Plan shall control.

Severability. If all or any part of this PRC Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this PRC Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this PRC Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

Waiver. You acknowledge that a waiver by the Company of breach of any provision of the PRC Option Agreement shall not operate or be construed as a waiver of any other provision of the PRC Option Agreement, or of any subsequent breach of the PRC Option Agreement.

Governing Law and Dispute Resolution. The grant of the Option and the provisions of this PRC Option Agreement are governed by, and subject to, the laws of the Cayman Islands, without regard to the conflict of law provisions. All and any of the disputes arising from and in connection with this PRC Option Agreement shall be referred to the Hong Kong International Arbitration Centre (“HKIAC”) for binding arbitration in Hong Kong by a sole arbitrator in accordance with the rules then in effect of the HKIAC. The parties shall jointly select the sole arbitrator. If the parties fail to reach an agreement on the arbitrator, such an arbitrator shall be appointed by the Chairman of HKIAC. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator’s decision in any competent court having jurisdiction. The parties to the arbitration shall each pay an equal share of the costs and expenses of such arbitration, and each party shall separately pay for its respective counsel fees and expenses; provided, however, that the prevailing party, if any, in any such arbitration shall be entitled to recover from the non-prevailing party its reasonable costs and attorney fees.

Language. If you have received this PRC Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan and on the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to provide additional information and documentation and / or sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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Miscellaneous.

You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Option.

You acknowledge and agree that you have reviewed this PRC Option Agreement and the Plan in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Option, and fully understand all provisions of this PRC Option Agreement, the Plan and your Option. You further acknowledge that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Ordinary Shares.

This PRC Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

All obligations of the Company under the Plan and this PRC Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*      *      *

This PRC Option Agreement will be deemed to be signed by you upon the signing by you of the Share Option Grant Notice to which it is attached.

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PRC

Attachment II

ShouTi Inc.

2019 Equity Incentive Plan

International

Attachment III

PRC Notice of Exercise

ShouTi Inc.

Date of Exercise: _______________

Ladies and Gentlemen:

This constitutes notice under my Option that I elect to exercise my Option in a cashless sell-all transaction with respect to the number of Ordinary Shares of ShouTi Inc. (the “Company”) for the price set forth below.

Option dated:	_______________
Number of Ordinary Shares as to which option is exercised:	_______________
Total exercise price:	US$______________

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the ShouTi Inc. 2019 Equity Incentive Plan and the PRC Option Agreement, (ii) take such other steps as may be required by the Company to ensure compliance with applicable law in relation to the exercise of my Option, and (iii) to your withholding from any payment to me with respect to the exercise of this Option of any and all amounts relating to the exercise price of the shares subject to this Option, and all applicable tax, foreign exchange fees and other withholdings in accordance with the PRC Option Agreement.

Very truly yours,

Address:

International

ShouTi Inc.

International Option Grant Notice
(2019 Equity Incentive Plan)

ShouTi Inc. (the “Company”), pursuant to its 2019 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares in the capital of the Company set forth below (this “Option”). This Option is subject to all of the terms and conditions as set forth herein and in the International Option Agreement, the Plan, and the International Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the International Option Agreement will have the same definitions as in the Plan or the International Option Agreement. If there is any conflict between the terms herein and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Ordinary Shares Subject to Option:
Exercise Price (US$ Per Share):
Total Exercise Price (US$):
Expiration Date:

Exercise Schedule:	☒ Same as Vesting Schedule

Vesting Schedule:	[EXAMPLE: 25% of the shares shall vest on the first anniversary of the Vesting Commencement Date; the balance of the shares vest in a series of thirty-six (36) successive equal monthly installments measured from the first anniversary of the Vesting Commencement Date, provided that the Optionholder continues to provide Continuous Services (as defined in the Plan) to the Company as of each relevant vesting date.]

Payment:	By one or a combination of the following methods (as such methods are described in the International Option Agreement):

☒	By cash or check

☒	Pursuant to a Regulation T Program if the Shares are publicly traded

☐	By delivery of already-owned shares if the Shares are publicly traded

☐	Subject to consent of the Company at exercise, by net exercise

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this International Option Grant Notice, the International Option Agreement and the Plan. Optionholder acknowledges and agrees that this International Option Grant Notice and the International Option Agreement may not be modified, amended or revised except in writing signed by Optionholder and a duly authorized officer of the Company. Optionholder further acknowledges that as of the Date of Grant, this International Option Grant Notice, the International Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of shares of the Company and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the agreement between the Optionholder and the Company listed below only.

Other Agreements:

ShouTi Inc.	Optionholder:

By:
Name:	Signature
Title:
Date:	Date:

Attachments: International Option Agreement, 2019 Equity Incentive Plan and International Notice of Exercise

International

Attachment I

ShouTi Inc.

2019 Equity Incentive Plan

International Option Agreement

Pursuant to your Option Grant Notice (“Grant Notice”) and this International Option Agreement, ShouTi Inc. (the “Company”) has granted you an Option under its 2019 Equity Incentive Plan (the “Plan”) to purchase the number of the Company’s Ordinary Shares indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The Option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this International Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this International Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your Option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

Vesting. Your Option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

Number of Shares and Exercise Price. The number of Ordinary Shares subject to your Option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

Exercise prior to Vesting (“Early Exercise”). This Option may not be exercised prior to vesting.

Method of Payment. You must pay the full amount of the exercise price, including any applicable Withholding Taxes (as defined in Section 14(a) below) for the portion of the vested Option you wish to exercise. Subject to any limitations applicable to you under applicable law, you may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

Provided that at the time of exercise the Ordinary Shares are publicly traded, pursuant to a program (developed under Regulation T as promulgated by the U.S. Federal Reserve Board or similar regulations in other applicable jurisdictions, if required for compliance with the laws of the relevant jurisdiction) that, prior to the issuance of Ordinary Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price and any applicable Withholding Taxes to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

Provided that at the time of exercise the Ordinary Shares are publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned Ordinary Shares that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your Option, will include delivery to the Company of your attestation of ownership of such Ordinary Shares in a form approved by the Company. You may not exercise your Option by delivery to the Company of Ordinary Shares if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s shares.

Subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issued upon exercise of your Option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Ordinary Shares will no longer be outstanding under your Option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your obligations for Withholding Taxes.

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International

Whole Shares. You may exercise your Option only for a whole number of Ordinary Shares.

Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your Option unless the Shares issuable upon such exercise are then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your Option also must comply with other applicable laws and regulations governing your Option, including those of the United States, the Cayman Islands and your country of residence, and you may not exercise your Option if the Company determines that such exercise would not be in material compliance with such laws and regulations. You understand that the Company is under no obligation to register or qualify the Ordinary Shares with any securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend the Plan and the Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares.

Term. You may not exercise your Option before the Date of Grant or after the expiration of the Option’s term. The term of your Option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

immediately upon the termination of your Continuous Service for Cause;

three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death; provided, however, that if during any part of such three (3) month period your Option is not exercisable solely because of the condition set forth in the Section above relating to “Securities Law Compliance,” your Option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service provided further, if during any part of such three (3) month period, the sale of any Ordinary Shares received upon exercise of your Option would violate the Company’s insider trading policy, then your Option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service during which the sale of the Ordinary Shares received upon exercise of your Option would not be in violation of the Company’s insider trading policy;

twelve (12) months after the termination of your Continuous Service due to your Disability below;

eighteen (18) months after your death if you die either during your Continuous Service within three (3) months after your Continuous Service terminates for any reason other than Cause or your death or Disability;

the Expiration Date indicated in your Grant Notice; or

the day before the tenth (10th) anniversary of the Date of Grant.

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International

Exercise.

You may exercise the vested portion of your Option during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable Withholding Taxes to the Company’s share plan administrator, or to such other person as the Company may designate, together with such additional documents as the Company may then require.

By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any Withholding Taxes of the Company arising by reason of (i) the exercise of your Option, (ii) the lapse of any substantial risk of forfeiture to which the Ordinary Shares are subject at the time of exercise, or (iii) the disposition of Ordinary Shares acquired upon such exercise.

You agree, with effect from the date of the exercise of your Option, to be bound by the terms of any and all Shareholders Agreements as if the same were set forth herein and will observe and discharge the terms and conditions of such Shareholders Agreements in all respects as if you had been a party thereto, and you shall be deemed to be comprised in the expressions “the holder of Ordinary Shares” and the “parties” as therein mentioned. By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to execute and deliver a deed of adherence to any Shareholders Agreement and require you to represent and warrant that you have the capacity to enter into, exercise your rights and lawfully perform and comply with the terms of any Shareholders Agreement; and that your obligations under any Shareholders Agreement are valid and binding upon you. The agreement set forth in this Section 8(c) is supplemental to and, except only where the context does not so admit, shall be construed as one and interpreted in accordance with any Shareholders Agreement and subject only to the agreements and variations herein expressly agreed and declared. All other conditions, covenants, provisions, powers and terms contained or subsisting in any Shareholders Agreement shall remain in full force and effect and shall be read and construed and be enforceable as if the agreements and variations herein were inserted therein by way of addition or substitution, as the case may be, and nothing herein shall affect or impair any Shareholders Agreement or its enforceability. For purposes of this International Option Agreement, the “Shareholders Agreement(s)” shall mean any and all agreements between the Company and all or certain shareholders of the Company that may be entered into from time to time, and/or one or more agreements among the Company, you and other parties thereto in such form determined from time to time by the Company in its sole discretion, that include terms and conditions that provide or impose in respect of the Company and/or any shareholders restrictions and obligations with respect to the transfer or voting of equity securities of the Company and such other terms and conditions as the Board may require, if any, including any amendment or supplement to or restatement of any such agreement from time to time.

Market Stand Off. By exercising your Option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Ordinary Shares or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or under the applicable laws of another jurisdiction under which such securities may be listed, or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rules or regulations (the “Lock-Up Period”); provided, however, that nothing contained in this Section 9 will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or any underwriters of the Company’s shares that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Ordinary Shares or other securities of the Company until the end of such period. You also agree that any transferee of any Ordinary Shares (or other securities) of the Company held by you will be bound by this Section 9. The underwriters of the Company’s shares are intended third party beneficiaries of this Section 9 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

3

International

Transferability. Except as otherwise provided in this Section 10, your Option is not transferable, except by Will or by the laws of descent and distribution, and is exercisable during your life only by you. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this Option and receive the Ordinary Shares or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this Option and receive, on behalf of your estate, the Ordinary Shares or other consideration resulting from such exercise.

Right of First Refusal. Ordinary Shares that you acquire upon exercise of your Option are subject to any right of first refusal that may be described in the Company’s memorandum or articles of association or other constitutional or governance documents (including any Shareholder Agreement) in effect at such time the Company elects to exercise its right. Any Company right of first refusal will expire on the first date upon which then Ordinary Shares (or any other securities issued in exchange for or upon conversion of the Ordinary Shares) is listed (or approved for listing) upon notice of issuance on a securities exchange or quotation system.

Right of Repurchase. To the extent provided in the Company’s memorandum and articles of association or other constitutional or governance documents (including any Shareholder Agreement) in effect at such time the Company elects to exercise its right, the Company will have the right to repurchase all or any part of the Ordinary Shares you acquire pursuant to the exercise of your Option.

Option not a Service Contract. Your Option is not an employment or service contract, and nothing in your Option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of, or as a provider of services to, the Company or an Affiliate, or of the Company or an Affiliate to continue your employment or to continue to engage you to provide services. In addition, nothing in your Option will obligate the Company or an Affiliate, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a Director of, a member of the board of directors of, or a Consultant, for the Company or an Affiliate.

Withholding Obligations.

You acknowledge that, regardless of any action taken by the Company or, if different, your employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Withholding Taxes”), is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and/or the Employer make no representations or undertakings regarding the treatment of any Withholding Taxes in connection with any aspect of your Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Ordinary Shares acquired pursuant to such exercise and the receipt of any dividends. Further, if you are subject to Withholding Taxes in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Withholding Taxes in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Withholding Taxes. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Withholding Taxes by withholding from payroll and any other amounts payable to you, including any proceeds due to you from the sale of Ordinary Shares acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization) without further consent.

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International

Upon your request and subject to approval by the Company and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested Ordinary Shares otherwise issuable to you upon the exercise of your Option a number of whole Ordinary Shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your Option as a liability for financial accounting purposes).

You may not exercise your Option unless all obligations of the Company and/or any Affiliate for Withholding Taxes are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company will have no obligation to issue any Ordinary Shares (or any certificate therefor) unless such obligations are satisfied.

Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your Option or your other compensation. In particular, you acknowledge that this Option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per Ordinary Share on the Date of Grant and there is no other impermissible deferral of compensation associated with the Option.

Personal Data. You understand that your Employer, if applicable, the Company, and/or its Affiliates hold certain personal information about you, including but not limited to your name, home address, telephone number, date of birth, social security or equivalent tax identification number, salary, nationality, job title, and details of your Option (the “Personal Data”). Certain Personal Data may also constitute “Sensitive Personal Data” or similar classification under applicable local law and be subject to additional restrictions on collection, processing and use of the same under such laws. Such data include but are not limited to Personal Data and any changes thereto, and other appropriate personal and financial data about you. You hereby provide express consent to the Company or its Affiliates to collect, hold, and process any such Personal Data and Sensitive Personal Data. You also hereby provide express consent to the Company and/or its Affiliates to transfer any such Personal Data and Sensitive Personal Data outside the country in which you are employed or retained, including transfers to the United States. The legal persons for whom such Personal Data are intended are the Company, any broker company, registered office provider, or professional adviser providing services to the Company in connection with the administration of the Plan or the Company. You have been informed of your right to access and correct your Personal Data and/or Sensitive Personal Data by applying to the Company representative identified on the Grant Notice.

Additional Acknowledgements. You hereby consent and acknowledge that:

Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this International Option Agreement as a condition to participating in the Plan and receipt of your Option.

The Plan is discretionary in nature and the Company can amend, cancel, or terminate it at any time in its sole discretion.

Your Option and any other Share Awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past.

5

International

All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company.

The value of your Option is an extraordinary item of compensation, which is outside the scope of your employment, service contract or consulting agreement, if any. This Share Award shall not form part of any past, current or future entitlement to remuneration or benefits which you may have under any contract of employment, service contract or consulting agreement with the Company or any Affiliate nor form any part of any such contract of employment, service contract or consulting agreement between you and the Company or any Affiliate.

Your Option, and any income derived therefrom are a potential bonus payment not paid in lieu of any cash salary compensation and not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, life or accident insurance benefits, pension or retirement benefits or similar payments.

In the event of the involuntary termination of your Continuous Service, your eligibility to receive payments under this Share Award or the Plan in respect of the unvested portion of your Share Award, if any, will terminate effective as of the date that you are no longer actively employed or retained regardless of any reasonable notice period mandated under local law, except as expressly provided in this International Option Agreement.

The future value of your Option is unknown and cannot be predicted with certainty. You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of your Option or diminution in value of your Option and you irrevocably release the Company, its Affiliates and, if applicable, your Employer, if different from the Company or any Affiliate, from any such claim that may arise.

For purposes of this International Option Agreement, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or an Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and unless otherwise expressly provided in the Agreement or determined by the Company, (i) your right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., your period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); and (ii) the period (if any) during which you may exercise the Option after such termination of your Continuous Service will commence on the date you cease to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any; the Board or its duly authorized designee shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of your Option (including whether you may still be considered to be providing services while on a leave of absence).

Neither the Company, the Employer nor any Affiliate of the Company shall be liable for any foreign exchange rate fluctuation that may affect the value of the Option or of any amounts due to you pursuant to the exercise of the Option or the subsequent sale of any Ordinary Shares acquired upon exercise.

The Plan and this International Option Agreement set forth the entire understanding between you, the Company and any Affiliate regarding your Option and supersedes all prior oral and written agreements pertaining to your Option.

6

International

Notices. Any notices provided for in your Option, this International Option Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, this International Option Agreement and your Option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting your Option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Governing Plan Document. Your Option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of this International Option Agreement and those of the Plan, the provisions of the Plan will control.

Effect on Other Employee Benefit Plans. The value of the Option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

Voting Rights. You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this International Option Agreement. Nothing contained in this International Option Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

Severability. If all or any part of this International Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this International Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this International Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

Waiver. You acknowledge that a waiver by the Company of breach of any provision of the International Option Agreement shall not operate or be construed as a waiver of any other provision of the International Option Agreement, or of any subsequent breach of the International Option Agreement.

Governing Law. The grant of the Option and the provisions of this International Option Agreement are governed by, and subject to, the laws of the Cayman Islands, without regard to the conflict of law provisions. You and the Company each hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Cayman Islands.

Language. If you have received this International Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the Option and on any Ordinary Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to provide additional information and documentation and / or sign any additional agreements or undertakings that may be necessary to accomplish the foregoing, including without limitation, at the sole discretion of the Company, requiring you to execute a counterpart signature page and agreement to be bound by any Shareholder Agreement and requiring you to execute an irrevocable proxy and power of attorney authorizing an officer or director of the Company to vote all of your Ordinary Shares (in circumstances where such Ordinary Shares carry voting rights, for example class meetings) and take certain other actions with respect to your Ordinary Shares in his or her sole discretion.

7

International

Miscellaneous.

The rights and obligations of the Company under your Option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Option.

You acknowledge and agree that you have reviewed this International Option Agreement and the Plan in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Option, and fully understand all provisions of this International Option Agreement, the Plan and your Option. You further acknowledge that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Ordinary Shares.

This International Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

All obligations of the Company under the Plan and this International Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*      *      *

This International Option Agreement will be deemed to be signed by you upon the signing by you of the Share Option Grant Notice to which it is attached.

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International

Attachment II

2019 Equity Incentive Plan

International

Attachment III

International Notice of Exercise

ShouTi Inc.
____________________________
____________________________	Date of Exercise: _______________

Ladies and Gentlemen:

This constitutes notice under my Option that I elect to purchase the number of Ordinary Shares of ShouTi Inc. (the “Company”) for the price set forth below (all amounts are in US dollars).

Option dated:	_______________

Number of Ordinary Shares as to which option is exercised:	_______________

Certificates to be issued in name of:	_______________

Total exercise price:	US$______________

Cash, check, bank draft or money order delivered herewith:	US$______________

Regulation T Program (cashless exercise):	US$______________

Value of ________ shares of the Company delivered herewith[5]:	US$______________

Value of ________ shares of the Company pursuant to net exercise[6]:	US$______________

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the ShouTi Inc. 2019 Equity Incentive Plan, and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this Option.

I hereby make the following certifications and representations with respect to the number of shares of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of this Option as set forth above:

I acknowledge that the Shares have not been registered or qualified under the U.S. Securities Act of 1933 as amended (the “Securities Act”), or other applicable securities laws on the ground that the sale of the Shares is exempt from such registration or qualification. I further acknowledge that the Shares are deemed to constitute “restricted securities” under Rule 701 and Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws and applicable securities laws of any other jurisdiction.

5 Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

6 ShouTi Inc. must have established net exercise procedures at the time of exercise in order to utilize this payment method.

International

I further acknowledge that I will not be able to resell the Shares for at least ninety (90) days after the shares of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of this Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s memorandum and articles of association and other constitutional and governance documents (including any Shareholder Agreements) and/or applicable securities laws.

I further acknowledge that the International Option Agreement contains condition to the exercise of this Option which must be satisfied in order to exercise this Option.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act or under the applicable laws of another jurisdiction under which such securities may be listed, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or under the applicable laws of another jurisdiction under which such securities may be listed, or such longer period as necessary to permit compliance with NASD Rule 2711 or NYSE Member Rule 472 and similar rules and regulations (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

Address:

International

ShouTi Inc.

International Option Grant Notice
(2019 Equity Incentive Plan)

ShouTi Inc. (the “Company”), pursuant to its 2019 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares in the capital of the Company set forth below (this “Option”). This Option is subject to all of the terms and conditions as set forth herein and in the International Option Agreement, the Plan, and the International Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the International Option Agreement will have the same definitions as in the Plan or the International Option Agreement. If there is any conflict between the terms herein and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Ordinary Shares Subject to Option:
Exercise Price (US$ Per Share):
Total Exercise Price (US$):
Expiration Date:

Exercise Schedule:	☒ Same as Vesting Schedule

Vesting Schedule:	[EXAMPLE: 25% of the shares shall vest on the first anniversary of the Vesting Commencement Date; the balance of the shares vest in a series of thirty-six (36) successive equal monthly installments measured from the first anniversary of the Vesting Commencement Date, provided that the Optionholder continues to provide Continuous Services (as defined in the Plan) to the Company as of each relevant vesting date.]

Payment:	By one or a combination of the following methods (as such methods are described in the International Option Agreement):

☒ By cash or check

☒ Pursuant to a Regulation T Program if the Shares are publicly traded

☐ By delivery of already-owned shares if the Shares are publicly traded

☐ Subject to consent of the Company at exercise, by net exercise

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this International Option Grant Notice, the International Option Agreement and the Plan. Optionholder acknowledges and agrees that this International Option Grant Notice and the International Option Agreement may not be modified, amended or revised except in writing signed by Optionholder and a duly authorized officer of the Company. Optionholder further acknowledges that as of the Date of Grant, this International Option Grant Notice, the International Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of shares of the Company and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the agreement between the Optionholder and the Company listed below only.

Other Agreements:

ShouTi Inc.	Optionholder:

By:
Name:	Signature
Title:
Date:	Date:

Attachments: International Option Agreement, 2019 Equity Incentive Plan and International Notice of Exercise

International

Attachment I

ShouTi Inc.

2019 Equity Incentive Plan

International Option Agreement

Pursuant to your Option Grant Notice (“Grant Notice”) and this International Option Agreement, ShouTi Inc. (the “Company”) has granted you an Option under its 2019 Equity Incentive Plan (the “Plan”) to purchase the number of the Company’s Ordinary Shares indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The Option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this International Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this International Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your Option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

Vesting. Your Option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

Number of Shares and Exercise Price. The number of Ordinary Shares subject to your Option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

Exercise prior to Vesting (“Early Exercise”). This Option may not be exercised prior to vesting.

Method of Payment. You must pay the full amount of the exercise price, including any applicable Withholding Taxes (as defined in Section 14(a) below) for the portion of the vested Option you wish to exercise. Subject to any limitations applicable to you under applicable law, you may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

Provided that at the time of exercise the Ordinary Shares are publicly traded, pursuant to a program (developed under Regulation T as promulgated by the U.S. Federal Reserve Board or similar regulations in other applicable jurisdictions, if required for compliance with the laws of the relevant jurisdiction) that, prior to the issuance of Ordinary Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price and any applicable Withholding Taxes to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

Provided that at the time of exercise the Ordinary Shares are publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned Ordinary Shares that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your Option, will include delivery to the Company of your attestation of ownership of such Ordinary Shares in a form approved by the Company. You may not exercise your Option by delivery to the Company of Ordinary Shares if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s shares.

Subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issued upon exercise of your Option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Ordinary Shares will no longer be outstanding under your Option and will not be exercisable thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your obligations for Withholding Taxes.

International

Whole Shares. You may exercise your Option only for a whole number of Ordinary Shares.

Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your Option unless the Shares issuable upon such exercise are then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your Option also must comply with other applicable laws and regulations governing your Option, including those of the United States, the Cayman Islands and your country of residence, and you may not exercise your Option if the Company determines that such exercise would not be in material compliance with such laws and regulations. You understand that the Company is under no obligation to register or qualify the Ordinary Shares with any securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend the Plan and the Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares.

Term. You may not exercise your Option before the Date of Grant or after the expiration of the Option’s term. The term of your Option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

immediately upon the termination of your Continuous Service for Cause;

three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death; provided, however, that if during any part of such three (3) month period your Option is not exercisable solely because of the condition set forth in the Section above relating to “Securities Law Compliance,” your Option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service provided further, if during any part of such three (3) month period, the sale of any Ordinary Shares received upon exercise of your Option would violate the Company’s insider trading policy, then your Option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service during which the sale of the Ordinary Shares received upon exercise of your Option would not be in violation of the Company’s insider trading policy;

twelve (12) months after the termination of your Continuous Service due to your Disability below;

eighteen (18) months after your death if you die either during your Continuous Service within three (3) months after your Continuous Service terminates for any reason other than Cause or your death or Disability;

the Expiration Date indicated in your Grant Notice; or

the day before the tenth (10th) anniversary of the Date of Grant.

International

Exercise.

You may exercise the vested portion of your Option during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable Withholding Taxes to the Company’s share plan administrator, or to such other person as the Company may designate, together with such additional documents as the Company may then require.

By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any Withholding Taxes of the Company arising by reason of (i) the exercise of your Option, (ii) the lapse of any substantial risk of forfeiture to which the Ordinary Shares are subject at the time of exercise, or (iii) the disposition of Ordinary Shares acquired upon such exercise.

You agree, with effect from the date of the exercise of your Option, to be bound by the terms of any and all Shareholders Agreements as if the same were set forth herein and will observe and discharge the terms and conditions of such Shareholders Agreements in all respects as if you had been a party thereto, and you shall be deemed to be comprised in the expressions “the holder of Ordinary Shares” and the “parties” as therein mentioned. By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to execute and deliver a deed of adherence to any Shareholders Agreement and require you to represent and warrant that you have the capacity to enter into, exercise your rights and lawfully perform and comply with the terms of any Shareholders Agreement; and that your obligations under any Shareholders Agreement are valid and binding upon you. The agreement set forth in this Section 8(c) is supplemental to and, except only where the context does not so admit, shall be construed as one and interpreted in accordance with any Shareholders Agreement and subject only to the agreements and variations herein expressly agreed and declared. All other conditions, covenants, provisions, powers and terms contained or subsisting in any Shareholders Agreement shall remain in full force and effect and shall be read and construed and be enforceable as if the agreements and variations herein were inserted therein by way of addition or substitution, as the case may be, and nothing herein shall affect or impair any Shareholders Agreement or its enforceability. For purposes of this International Option Agreement, the “Shareholders Agreement(s)” shall mean any and all agreements between the Company and all or certain shareholders of the Company that may be entered into from time to time, and/or one or more agreements among the Company, you and other parties thereto in such form determined from time to time by the Company in its sole discretion, that include terms and conditions that provide or impose in respect of the Company and/or any shareholders restrictions and obligations with respect to the transfer or voting of equity securities of the Company and such other terms and conditions as the Board may require, if any, including any amendment or supplement to or restatement of any such agreement from time to time.

Market Stand Off. By exercising your Option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Ordinary Shares or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or under the applicable laws of another jurisdiction under which such securities may be listed, or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rules or regulations (the “Lock-Up Period”); provided, however, that nothing contained in this Section 9 will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or any underwriters of the Company’s shares that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Ordinary Shares or other securities of the Company until the end of such period. You also agree that any transferee of any Ordinary Shares (or other securities) of the Company held by you will be bound by this Section 9. The underwriters of the Company’s shares are intended third party beneficiaries of this Section 9 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

International

Transferability. Except as otherwise provided in this Section 10, your Option is not transferable, except by Will or by the laws of descent and distribution, and is exercisable during your life only by you. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this Option and receive the Ordinary Shares or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this Option and receive, on behalf of your estate, the Ordinary Shares or other consideration resulting from such exercise.

Right of First Refusal. Ordinary Shares that you acquire upon exercise of your Option are subject to any right of first refusal that may be described in the Company’s memorandum or articles of association or other constitutional or governance documents (including any Shareholder Agreement) in effect at such time the Company elects to exercise its right. Any Company right of first refusal will expire on the first date upon which then Ordinary Shares (or any other securities issued in exchange for or upon conversion of the Ordinary Shares) is listed (or approved for listing) upon notice of issuance on a securities exchange or quotation system.

Right of Repurchase. To the extent provided in the Company’s memorandum and articles of association or other constitutional or governance documents (including any Shareholder Agreement) in effect at such time the Company elects to exercise its right, the Company will have the right to repurchase all or any part of the Ordinary Shares you acquire pursuant to the exercise of your Option.

Option not a Service Contract. Your Option is not an employment or service contract, and nothing in your Option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of, or as a provider of services to, the Company or an Affiliate, or of the Company or an Affiliate to continue your employment or to continue to engage you to provide services. In addition, nothing in your Option will obligate the Company or an Affiliate, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a Director of, a member of the board of directors of, or a Consultant, for the Company or an Affiliate.

Withholding Obligations.

You acknowledge that, regardless of any action taken by the Company or, if different, your employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Withholding Taxes”), is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and/or the Employer make no representations or undertakings regarding the treatment of any Withholding Taxes in connection with any aspect of your Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Ordinary Shares acquired pursuant to such exercise and the receipt of any dividends. Further, if you are subject to Withholding Taxes in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Withholding Taxes in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Withholding Taxes. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Withholding Taxes by withholding from payroll and any other amounts payable to you, including any proceeds due to you from the sale of Ordinary Shares acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization) without further consent.

International

Upon your request and subject to approval by the Company and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested Ordinary Shares otherwise issuable to you upon the exercise of your Option a number of whole Ordinary Shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your Option as a liability for financial accounting purposes).

You may not exercise your Option unless all obligations of the Company and/or any Affiliate for Withholding Taxes are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company will have no obligation to issue any Ordinary Shares (or any certificate therefor) unless such obligations are satisfied.

Tax Consequences. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your Option or your other compensation. In particular, you acknowledge that this Option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per Ordinary Share on the Date of Grant and there is no other impermissible deferral of compensation associated with the Option.

Personal Data. You understand that your Employer, if applicable, the Company, and/or its Affiliates hold certain personal information about you, including but not limited to your name, home address, telephone number, date of birth, social security or equivalent tax identification number, salary, nationality, job title, and details of your Option (the “Personal Data”). Certain Personal Data may also constitute “Sensitive Personal Data” or similar classification under applicable local law and be subject to additional restrictions on collection, processing and use of the same under such laws. Such data include but are not limited to Personal Data and any changes thereto, and other appropriate personal and financial data about you. You hereby provide express consent to the Company or its Affiliates to collect, hold, and process any such Personal Data and Sensitive Personal Data. You also hereby provide express consent to the Company and/or its Affiliates to transfer any such Personal Data and Sensitive Personal Data outside the country in which you are employed or retained, including transfers to the United States. The legal persons for whom such Personal Data are intended are the Company, any broker company, registered office provider, or professional adviser providing services to the Company in connection with the administration of the Plan or the Company. You have been informed of your right to access and correct your Personal Data and/or Sensitive Personal Data by applying to the Company representative identified on the Grant Notice.

Additional Acknowledgements. You hereby consent and acknowledge that:

Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this International Option Agreement as a condition to participating in the Plan and receipt of your Option.

The Plan is discretionary in nature and the Company can amend, cancel, or terminate it at any time in its sole discretion.

Your Option and any other Share Awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past.

International

All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company.

The value of your Option is an extraordinary item of compensation, which is outside the scope of your employment, service contract or consulting agreement, if any. This Share Award shall not form part of any past, current or future entitlement to remuneration or benefits which you may have under any contract of employment, service contract or consulting agreement with the Company or any Affiliate nor form any part of any such contract of employment, service contract or consulting agreement between you and the Company or any Affiliate.

Your Option, and any income derived therefrom are a potential bonus payment not paid in lieu of any cash salary compensation and not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, life or accident insurance benefits, pension or retirement benefits or similar payments.

In the event of the involuntary termination of your Continuous Service, your eligibility to receive payments under this Share Award or the Plan in respect of the unvested portion of your Share Award, if any, will terminate effective as of the date that you are no longer actively employed or retained regardless of any reasonable notice period mandated under local law, except as expressly provided in this International Option Agreement.

The future value of your Option is unknown and cannot be predicted with certainty. You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of your Option or diminution in value of your Option and you irrevocably release the Company, its Affiliates and, if applicable, your Employer, if different from the Company or any Affiliate, from any such claim that may arise.

For purposes of this International Option Agreement, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or an Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and unless otherwise expressly provided in the Agreement or determined by the Company, (i) your right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., your period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); and (ii) the period (if any) during which you may exercise the Option after such termination of your Continuous Service will commence on the date you cease to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any; the Board or its duly authorized designee shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of your Option (including whether you may still be considered to be providing services while on a leave of absence).

Neither the Company, the Employer nor any Affiliate of the Company shall be liable for any foreign exchange rate fluctuation that may affect the value of the Option or of any amounts due to you pursuant to the exercise of the Option or the subsequent sale of any Ordinary Shares acquired upon exercise.

The Plan and this International Option Agreement set forth the entire understanding between you, the Company and any Affiliate regarding your Option and supersedes all prior oral and written agreements pertaining to your Option.

International

Notices. Any notices provided for in your Option, this International Option Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, this International Option Agreement and your Option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting your Option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Governing Plan Document. Your Option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of this International Option Agreement and those of the Plan, the provisions of the Plan will control.

Effect on Other Employee Benefit Plans. The value of the Option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

Voting Rights. You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this International Option Agreement. Nothing contained in this International Option Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

Severability. If all or any part of this International Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this International Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this International Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

Waiver. You acknowledge that a waiver by the Company of breach of any provision of the International Option Agreement shall not operate or be construed as a waiver of any other provision of the International Option Agreement, or of any subsequent breach of the International Option Agreement.

Governing Law. The grant of the Option and the provisions of this International Option Agreement are governed by, and subject to, the laws of the Cayman Islands, without regard to the conflict of law provisions. You and the Company each hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Cayman Islands.

Language. If you have received this International Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

International

Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the Option and on any Ordinary Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to provide additional information and documentation and / or sign any additional agreements or undertakings that may be necessary to accomplish the foregoing, including without limitation, at the sole discretion of the Company, requiring you to execute a counterpart signature page and agreement to be bound by any Shareholder Agreement and requiring you to execute an irrevocable proxy and power of attorney authorizing an officer or director of the Company to vote all of your Ordinary Shares (in circumstances where such Ordinary Shares carry voting rights, for example class meetings) and take certain other actions with respect to your Ordinary Shares in his or her sole discretion.

Miscellaneous.

The rights and obligations of the Company under your Option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Option.

You acknowledge and agree that you have reviewed this International Option Agreement and the Plan in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Option, and fully understand all provisions of this International Option Agreement, the Plan and your Option. You further acknowledge that the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying Ordinary Shares.

This International Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

All obligations of the Company under the Plan and this International Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

*      *      *

This International Option Agreement will be deemed to be signed by you upon the signing by you of the Share Option Grant Notice to which it is attached.

International

Attachment II

2019 Equity Incentive Plan

Attachment III

International Notice of Exercise

ShouTi Inc.
____________________________
____________________________	Date of Exercise: _______________

Ladies and Gentlemen:

This constitutes notice under my Option that I elect to purchase the number of Ordinary Shares of ShouTi Inc. (the “Company”) for the price set forth below (all amounts are in US dollars).

Option dated:	_______________
Number of Ordinary Shares as to which option is exercised:	_______________
Certificates to be issued in name of:	_______________
Total exercise price:	US$______________
Cash, check, bank draft or money order delivered herewith:	US$______________
Regulation T Program (cashless exercise):	US$______________
Value of ________ shares of the Company delivered herewith[7]:	US$______________
Value of ________ shares of the Company pursuant to net exercise[8]:	US$______________

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the ShouTi Inc. 2019 Equity Incentive Plan, and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this Option.

I hereby make the following certifications and representations with respect to the number of shares of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of this Option as set forth above:

I acknowledge that the Shares have not been registered or qualified under the U.S. Securities Act of 1933 as amended (the “Securities Act”), or other applicable securities laws on the ground that the sale of the Shares is exempt from such registration or qualification. I further acknowledge that the Shares are deemed to constitute “restricted securities” under Rule 701 and Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws and applicable securities laws of any other jurisdiction.

7       Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

8       ShouTi Inc. must have established net exercise procedures at the time of exercise in order to utilize this payment method.

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I further acknowledge that I will not be able to resell the Shares for at least ninety (90) days after the shares of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of this Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s memorandum and articles of association and other constitutional and governance documents (including any Shareholder Agreements) and/or applicable securities laws.

I further acknowledge that the International Option Agreement contains condition to the exercise of this Option which must be satisfied in order to exercise this Option.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act or under the applicable laws of another jurisdiction under which such securities may be listed, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or under the applicable laws of another jurisdiction under which such securities may be listed, or such longer period as necessary to permit compliance with NASD Rule 2711 or NYSE Member Rule 472 and similar rules and regulations (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

Address:

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